EXECUTION VERSION

AMENDED AND RESTATED GUARANTY

This AMENDED AND RESTATED GUARANTY, dated as of June 8, 2015 (this “Guaranty”) is made by GOLDEN QUEEN MINING HOLDINGS, INC., a California corporation (“Holdings”) and GOLDEN QUEEN MINING CANADA LTD., a British Columbia corporation (“BC Subco” and, together with Holdings, the “Guarantors”), in favor of THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED MARCH 6, 2009 (“LTC Lender”), EHT, LLC (“EHT Lender”), HARRIS CLAY (“HC Lender”), an individual, THE CLAY FAMILY 2009 IRREVOCABLE TRUST DATED APRIL 14, 2009 (together with LTC Lender, EHT Lender and HC Lender, the “Lenders”), pursuant to that certain Amended and Restated Term Loan Agreement dated of even date herewith among Golden Queen Mining Co. Ltd., a British Columbia corporation (the “Borrower”) and the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as defined in the Loan Agreement.

WHEREAS, the Guarantors are parties to that certain Guaranty, dated as of December 31, 2014, in favor of LTC Lender and EHT Lender (as assignee in interest of HC Lender) (the “Existing Guaranty”) which was entered into in connection with that certain Term Loan Agreement, dated as of December 31, 2014, as amended, among the Borrower, LTC Lender and EHT Lender (as assignee in interest of HC Lender) (the “Existing Loan Agreement”);

WHEREAS, the Borrower and Lenders have agreed to amend and restate the Existing Loan Agreement by entering into the Loan Agreement;

WHEREAS, the Guarantors will derive substantial direct and indirect benefits from the transactions contemplated by the Loan Agreement;

WHEREAS, it is a condition precedent to the making of the Loan by the Lenders that the Guarantors shall have executed and delivered this Guaranty;

NOW, THEREFORE, in order to induce the Lenders to enter into the Loan Agreement and to make a term loan to the Borrower upon the terms and subject to the conditions set forth in the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors agree that the Existing Guaranty is hereby amended and restated in its entirety as follows:

1.      GUARANTY OF PAYMENT AND PERFORMANCE. Each Guarantor hereby jointly and severally guarantees to the Lenders the full and punctual payment when due (whether at maturity, by acceleration or otherwise) and the performance of all Obligations. This Guaranty is an absolute, unconditional and irrevocable guaranty of the full and punctual payment and performance of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Lenders first attempt to collect any of the Obligations from the Borrower or resort to any collateral or other means of obtaining their payment.

2.      GUARANTORS’ AGREEMENT TO PAY.

(a)      If an Event of Default shall occur and be continuing under the Loan Agreement, the obligations of the Guarantors hereunder shall become immediately due, without notice of any nature, which notice is expressly waived by the Guarantors, and the Guarantors shall immediately pay to the Lenders on demand the full unpaid balance of the Obligations.

(b)      Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lenders, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Lenders in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the Fixed Rate; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

(c)      Payments by the Guarantors hereunder may be required by the Lenders on any number of occasions.

3.       UNLIMITED GUARANTY. The liability of the Guarantors hereunder shall be unlimited.

4.       WAIVERS BY GUARANTORS; LENDERS’ FREEDOM TO ACT. The Guarantors agree that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. To the extent permitted by applicable law, the Guarantors waive presentment, demand, protest, notice of acceptance, notice of obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantors, to the extent permitted by applicable law, agree to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agree that the obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lenders to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Lenders may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Lenders might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantors or otherwise operate as a release or discharge of the Guarantors, all of which may be done without notice to the Guarantors.

5.       UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of such Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

6.       WAIVER OF SUBROGATION. Until the payment and performance in full of all Obligations and any and all obligations of the Borrower to the Lenders, the Guarantors shall not exercise any rights against the Borrower arising as a result of payment by the Guarantors hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Lenders in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantors will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantors to the Borrower; the Guarantors waive any benefit of and any right to participate in any collateral which may be held by the Lenders; and notwithstanding any other provision to the contrary contained herein, the Guarantors hereby irrevocably waive any and all rights they may have at any time (whether arising directly or indirectly, by operation of law or by contract) to assert any claim against the Borrower on account of payments made under this Guaranty, including, without limitation, any and all rights of or claim for subrogation, contribution, reimbursement, exoneration and indemnity.

7.      SUBORDINATION. The payment of any amounts due with respect to any Indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the prior payment in full of the Obligations. Each Guarantor agrees that it will not demand, sue for or otherwise attempt to collect any such Indebtedness of the Borrower to such Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, a Guarantor shall collect, enforce or receive any amounts in respect of such Indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Lenders and be paid over to the Lenders on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

8.      FURTHER ASSURANCES. Each Guarantor authorizes the Lenders to file any financing statement deemed by the Lenders to be necessary or desirable to perfect any security interest granted by such Guarantor to the Lenders, and as agent for such Guarantors, to sign the name of the Guarantor thereto. The Guarantors also agree to do all such things and execute all such documents, as the Lenders may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lenders hereunder, and the Guarantors hereby authorize the Lenders to file such UCC financing statements and amendments as may be deemed necessary or desirable by the Lenders.

9.      SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of and be enforceable by the Lenders and their successors, transferees and assigns under the Loan Agreement; provided that no Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

10.      AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by a Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lenders. No failure on the part of the Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

11.       NOTICES. All notices hereunder shall be given in the same manner as set forth in Section 8.1 of the Loan Agreement, provided that the Borrower’s address for notices shall constitute the Guarantors’ address for notices, and any notice given to Borrower in accordance with the terms of such Section shall be deemed to be given to the Guarantors.

12.      WAIVER OF JURY TRIAL. THE GUARANTORS AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF A LENDER RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF THE LOAN AND THE LOAN DOCUMENTS, AND AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

EXCEPT AS PROHIBITED BY LAW, THE GUARANTORS AND EACH LENDER HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

THE GUARANTORS (a) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF A LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (b) ACKNOWLEDGE THAT EACH LENDER HAS BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS TO WHICH EACH IS A PARTY BECAUSE OF, AMONG OTHER THINGS, THE GUARANTORS’ WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

13.       GOVERNING LAW. This Guaranty and each of the other Loan Documents are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of said State without reference to its conflict or choice of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply to this Agreement).

14.       JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a)      The Guarantors hereby irrevocably and unconditionally submit, for themselves and their property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealed judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or any other Loan Document shall affect any right that the Guarantors or the Lenders may otherwise have to bring any action or proceeding relating to this Guaranty or any other Loan Document against any other party hereto or their properties in the courts of any jurisdiction.

(b)      Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in Section 15(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

15.       MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

16.       ADDITIONAL GUARANTORS. Each Subsidiary of the Borrower that is required to become a Guarantor pursuant to Section 5.10 of the Loan Agreement will become a Guarantor (each, an “Additional Guarantor”) hereunder, with the same force and effect as if it were originally named as a Guarantor herein, for all purposes of this Agreement upon the execution and delivery by such Person of a supplement to this Agreement in such form as is reasonably acceptable to the Lenders (each a “Guaranty Supplement”). Each reference to “Guarantor” or “Guarantors” (or any words of like import referring to a Guarantor or Guarantors) in this Agreement or any other Loan Document shall also mean each Additional Guarantor; and each reference in this Agreement or any other Loan Document to this “Guaranty”(or words of like import referring to this Agreement) shall mean this Agreement as supplemented by each Guaranty Supplement. No consent of any other Guarantor hereunder will be required for the execution and delivery of any Guaranty Supplement. The rights and obligations of Holdings, BC Subco or any other Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Guarantor as a party to this Agreement.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer, as of the date first above written.

GUARANTORS:

GOLDEN QUEEN MINING HOLDINGS, INC.

By:	/s/ H. Lutz Klingmann
Name: H. Lutz Klingmann
Title: President

GOLDEN QUEEN MINING CANADA LTD.

By:	/s/ H. Lutz Klingmann
Name: H. Lutz Klingmann
Title: President

Signature page to Amended and Restated Guaranty]